                                                                Exhibit 10(p)
                                                                [COMERICA LOGO]


                                                                February 6, 1997

                              DETREX CORPORATION


REVOLVING CREDIT NOTE APPROVED BY COMERICA BANK:

Borrowers:
---------
Detrex Corporation, The Elco Corporation, Harvel Plastics, Inc., and Seibert-Oxidermo, Inc. as joint and several obligors.

Facility:
--------
$12,000,000 Revolving Credit with a $1,250,000 sublimit for standby letters of credit. Total Revolving Credit debt and outstanding letters of credit are not to exceed the lesser of the Revolving Credit amount or the Borrowing Formula.

Maturity Date:
-------------
May 1, 1998.

Borrowing Formula:
-----------------
 - 80% of eligible Accounts Receivable
 - Up to $2,000,000 of inventory advances based on 20% of eligible Raw Material and Finished Goods at Harvel Plastics, Inc., Seibert-Oxidermo, Inc. and The Elco Corporation.

Collateral:
----------
 - First security interest in Borrowers' assets, including accounts receivable, general intangibles, inventory, machinery, and equipment.

 - A first mortgage on commercial properties located at: 401 Emmett Ave. Bowling Green, KY; 325 Emmett Ave., Bowling Green, KY; and 26000 Capitol Ave., Redford, MI; and 300 Kuebler Rd., Easton, PA.

Support
-------
Pledge and first perfected security interest in the stock of Harvel Plastics, Inc., Seibert-Oxidermo, Inc., and The Elco Corp.

Interest Rate:
-------------
Prime + 1.0.

Commitment Fee:
--------------
75 basis points on the unused portion, monthly in arrears.

Other Fees:
----------
 - Letter of credit fees of 2.50% per annum, payable annually in advance.
 - A $50,000 commitment fee.
 - All costs, inclduing but not limited to legal and audit fees, shall be for the account of Borrowers.

                                                                [COMERICA LOGO]
                                                                February 6, 1997

                              DETREX CORPORATION
                                 (Continued)


TERM LOAN APPROVED BY COMERICA BANK:

Borrowers:
---------
Detrex Corporation, The Elco Corporation, Harvel Plastics, Inc., and Seibert-Oxidermo, Inc. as joint and several obligors.

Term Loan Amount:
----------------
$2,000,000 Term Loan

Purpose:
-------
To fund capital expenditures.

Maturity Date:
-------------
May 1, 1998.

Amortization:
------------
Sixty months.

Monthly Payment:
---------------
$33,333.33 per month plus interest.

Collateral:
----------
Same as the Revolving Credit Note above.

Support
-------
Same as the Revolving Credit Note above.

Interest Rate:
-------------
Prime + 1.5.

Loan Closing Fee:
----------------
1.0%

Other Fees:
----------
All costs, including but not limited to legal and audit fees, shall be for the account of Borrowers.

                                                                [COMERICA LOGO]



                                                               February 6, 1997

                               DETREX CORPORATION
                                  (Continued)


NEGATIVE COVENANTS:

- Consolidated Cash Flow Coverage
  -------------------------------
  Borrowers shall maintain a Consolidated Cash Flow Coverage ratio of not less than:

  Calculation Date              Measuring Period                Ratio
  ----------------              ----------------               -------
      3/31/97                   1/1/97 -  3/31/97                0.35
      6/30/97                   1/1/97 -  6/30/97                0.45
      9/30/97                   1/1/97 -  9/30/97                0.55
     12/31/97                   1/1/97 - 12/31/97                0.60
      3/31/98 & each fiscal     The four preceding fiscal        0.75
       quarter thereafter       quarters ending on such
                                determination date

  Where "Consolidated Cash Flow Coverage" is equal to Adjusted Net Income + Depreciation + Amortization DIVIDED by Capital Expenditures + Current Maturities of LTD (excluding balloon payments) + Payment on Capital Leases during the specified period + Dividends + the amount of cash expenditures which are deductions from environmental reserves.

  "Adjusted Net Income" is defined as GAAP Net Income from continuing operations after taxes less the amount of any recoveries in environmental reserves (net of taxes) and plus the amount of any deductions related to increases in environmental reserves (net of taxes).

- Consolidated Current Ratio
  --------------------------
  Borrowers shall maintain a Consolidated Current Ratio of at least:
         Period                             Ratio
      ------------                       -----------
      12/31/96 and thereafter            1.20 to 1.0

  Where "Consolidated Current Ratio" is equal to Current Assets other than Deferred Income Taxes divided by Current Liabilities. All other Current Assets and Current Liabilities are defined according to GAAP. Revolving credit debt shall be classified as current for compliance purposes.

- Consolidated Tangible Net Worth
  -------------------------------
  Borrowers shall maintain a minimum Consolidated tangible Net Worth of $15,400,000 to increase by 100% of quarterly net income after taxes with no reductions for losses beginning 3/31/96.

 "Consolidated Tangible Net Worth" is defined as the excess of the net book value of all assets (other than Patents, Patent Rights, Trademarks, Trade Names, Franchises, Copy Rights, Licenses, Goodwill, and similar intangible assets) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation, and amortization), over all Debt and Minority Interests.

                                                                [COMERICA LOGO]


                                                       February 6, 1997

                               DETREX CORPORATION
                                  (Continued)

NEGATIVE COVENANTS CONT.

- Consolidated Leverage Ratio
  ---------------------------
  Borrowers shall maintain a "Consolidated Leverage Ratio" of Total Liabilities divided by Tangible Net Worth of not more than:


Period                             Ratio
------                             -----
12/31/96 and thereafter            2.75 to 1.0

Where "Total Liabilities" are defined according to GAAP.

ONGOING REPORTING REQUIREMENTS:
  -----------------------------
- Weekly Report of Accounts Receivable the following Thursday of each week.
- Monthly Detailed Accounts Receivable Aging within 20 days of month end.
- Monthly Detailed Report of Eligible Inventory within 20 days of month end.
- Monthly Detailed Accounts Payable Report within 20 days of month end.
- Monthly Consolidated Financial Statements of Detrex Corporation within 30 days of month end including a Statement of Income and Earnings and Balance Sheets.
- Monthly internal results by business unit within 30 days of month end.
- Monthly Financial Statements of The Elco Corporation, Harvel Plastics, Inc., and Seibert-Oxidermo, Inc. including a Statement of Income and Earnings and Balance Sheets within 30 days of month end.
- Monthly Covenant Compliance Certificates within 30 days of month end.
- Annual Audited Consolidated Financial Statements of Detrex and its consolidated subsidiaries within 90 days of year end.
- Annual audited Financial Statements of Harvel Plastics, Inc. within 90 days of year end
- Annual Projections within 30 days of year end, Quarterly updates for the current fiscal year within 45 days of quarter end.
- Other information provided to shareholders and the SEC within five days of delivery.
- Asset Based Bank Audits as scheduled (currently on a semi-annual basis).
- Lockbox with Dominion of Funds for all locations


CONDITION OF CLOSING:
---------------------
- Receipt of the audited FY 1996 financial statements.

                                                                [COMERICA LOGO]


                                                           February 6, 1997


                              DETREX CORPORATION
                                 (Continued)

OTHER PROVISIONS:

 - All other provisions outlined in the Credit Agreement dated as of June 13, 1996 and amended as of December 5, 1996 ("Agreement") shall apply to this Term Sheet. Any discrepancies between the Agreement and this Term Sheet, other than the new Term Loan conditions and changes to the financial covenants, shall be governed by the terms and conditions of the Agreement.
 - The Borrowers shall acknowledge and agree to these terms and return this term sheet to the undersigned by no later than 6:00 p.m. on March 3, 1997.
 - The second amendment to the Agreement and the Term Loan documents must be executed no later than April 30, 1997. As a condition of closing these loan accommodations, Comerica must be provided with all documents required by Comerica in form and substance satisfactory to Comerica. A further condition of funding these loans is Comerica's continued satisfaction with Borrower's consolidated financial condition, operations, and economic environment which may be reviewed by Comerica at any time.
- The borrowers agree to provide a copy of the Management Letter issued by Deloitte Touche LLP after the completion of the audited FY 1996 financial statements.
- The commitments set forth herein shall not be assignable by the Borrowers by operation of law, or otherwise, are not intended to create any rights in favor of and may not be relied upon by any third party.
- No change in this commitment letter shall be binding upon the Bank unless expressed in writing and signed by the Bank.

Please contact me if you have any questions.

Very truly yours,


Mark A. Reifel

Mark A. Reifel
Vice President


ACKNOWLEDGED AND AGREED:

DETREX CORPORATION


By: G.J. Israel                               Date: February 27           , 1997
    ----------------------------                    ----------------------

Its: V.P. - Finance
     ---------------------------

                                                                [COMERICA LOGO]

                                                        February 6, 1997

                              DETREX CORPORATION
                                 (Continued)



THE ELCO CORPORATION

By:  /s/ G.J. Israel                       Date:  February 27, 1997
    ----------------                              -----------------
Its:  Treasurer
    ----------------


HARVEL PLASTICS, INC.


By:  /s/ G.J. Israel                       Date:  February 27, 1997
     ---------------                              -----------------

Its:  Director
    ----------------

SEIBERT-OXIDERMO, INC.


By:  /s/ G.J. Israel                      Date:  February 27, 1997
     ---------------                             -----------------

Its:  Treasurer
    ------------------







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